                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                OCTOBER 31, 1997


                         BOSTON PRIVATE BANCORP, INC.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)


        MASSACHUSETTS                    0-17089                04-2976299
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
        of incorporation)                                    identification no.)



              TEN POST OFFICE SQUARE, BOSTON, MASSACHUSETTS 02109
              ---------------------------------------------------
               (Address of principal executive offices) (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 912-1900
                                                           --------------

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

     On October 31, 1997, Boston Private Investment Management, Inc., the investment arm of Boston Private Bancorp, Inc. (the "Company"), acquired Boston-based Westfield Capital Management Company, Inc. ("Westfield"). In this transaction, which is accounted for as a pooling of interests, Westfield's stockholders received 3,918,367 shares of common stock, $1.00 par value per share, of the Company. The purchase price was based on the Company's common stock price average from January 1, 1997 through August 12, 1997, which was approximately 6 1/8. During such period the price of the Company's common stock ranged from 4 7/8 to 8 1/4. The purchase price was determined as a result of arms-length negotiations between the Company and Westfield. Westfield will maintain its name and its offices at Boston's One Financial Center. In connection with this transaction, Arthur J. Bauernfeind and C. Michael Hazard, stockholders of Westfield, were elected Class II Directors of the Company with terms to expire at the 1999 annual meeting of the stockholders of the Company.

     The Company granted certain demand and piggyback registration rights to the stockholders of Westfield in connection with the shares issued in this transaction.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (A)  Financial Statements of Business Acquired

          (i) Audited Balance Sheets of Westfield as of December 31, 1996 and 1995 and unaudited Balance Sheets of Westfield as of September 30, 1997 and 1996;

          (ii) Audited Statements of Income and Retained Earnings of Westfield for the years ended December 31, 1996 and 1995 and unaudited Statements of Income and Retained Earnings of Westfield for the nine month periods ended September 30, 1997 and 1996;

          (iii) Audited Statements of Cash Flows of Westfield for the years ended December 31, 1996 and 1995 and unaudited Statements of Cash Flows of Westfield for the nine month periods ended September 30, 1997 and 1996; and

          (iv) Notes to audited and unaudited Financial Statements of Westfield.

     (B)  Pro Forma Financial Information

          The pro forma financial information required to be filed pursuant to
Article 11 of Regulation S-X will be filed by amendment as soon as it is prepared and not later than January 14, 1998.

                          WESTFIELD CAPITAL MANAGEMENT

                                  COMPANY, INC.

                          COMPILED FINANCIAL STATEMENTS

                            FOR THE NINE MONTHS ENDED

                           SEPTEMBER 30, 1997 AND 1996

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                              FINANCIAL STATEMENTS

                            FOR THE NINE MONTHS ENDED

                           SEPTEMBER 30, 1997 AND 1996


                                TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----

Compilation Report                                                        1

Balance Sheets                                                            2

Statements of Income and Retained Earnings                                3

Statements of Cash Flows                                                  4

Notes to Financial Statements                                           5-8

[BARIL & SMITH LETTERHEAD]
================================================================================
CERTIFIED PUBLIC ACCOUNTANTS



                                                                October 30, 1997



To the Board of Directors and Stockholders of

     Westfield Capital Management Company, Inc.



     We have compiled the accompanying balance sheets of Westfield Capital Management Company, Inc. as of September 30, 1997 and 1996 and the related statements of income and retained earnings and cash flows for the nine months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

     A compilation is limited to presenting in the form of financial statements and supplementary schedules information that is the representation of management. We have not audited or reviewed the accompanying financial statements and supplementary schedules and, accordingly, do not express an opinion or any other form of assurance on them.


                                             /s/ Baril & Smith



                                       -1-
--------------------------------------------------------------------------------

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                                 BALANCE SHEETS

                           SEPTEMBER 30, 1997 AND 1996


                                     ASSETS

                                                                   1997             1996
                                                                   ----             ----
Current assets:
  Cash and cash equivalents                                     $2,493,575      $2,657,798
  Management fees receivable (net of allowance for
    doubtful accounts of $45,312 for 1997)                       2,606,978       2,109,083
  Prepaid expenses                                                 141,480          46,470
                                                                ----------      ----------

      Total current assets                                       5,242,033       4,813,351
                                                                ----------      ----------

Property and equipment (Note 2)                                    802,956         603,584
  Less - Accumulated depreciation                                  223,570         124,033
                                                                ----------      ----------

                                                                   579,386         479,551

Investment in partnerships (Note 3)                                492,830       1,005,082
                                                                ----------      ----------

                                                                $6,314,249      $6,297,984
                                                                ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                              $   41,032      $  266,368
  Accrued expenses                                               2,529,893       1,822,952
                                                                ----------      ----------

      Total current liabilities                                  2,570,925       2,089,320
                                                                ----------      ----------

Deferred compensation (Note 4)                                   1,475,526       1,418,194
                                                                ----------      ----------

Commitments (Note 5)

Stockholders' equity (Note 7):
  Common stock:
    Class A; par value $.01 per share
     Authorized - 100,000 shares
     Issued and outstanding - 750 shares                                 8               8
    Class B; par value $.01 per share
     Authorized - 100,000 shares
     Issued and outstanding - 905 shares
      (825 shares in 1996)                                               9               8
  Additional paid-in capital                                     1,010,786         452,316
  Retained earnings                                              1,929,948       2,628,699
                                                                ----------      ----------

                                                                 2,940,751       3,081,031
  Less - stock subscriptions receivable                            672,953         290,561
                                                                ----------      ----------

                                                                 2,267,798       2,790,470
                                                                ----------      ----------

                                                                $6,314,249      $6,297,984
                                                                ==========      ==========

                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT
                                       -2-

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996

                                                         1997               1996
                                                         ----               ----

Management fee revenue                               $ 6,736,654       $ 5,698,627
                                                     -----------       -----------
Operating expenses:
  Salaries                                             4,281,472         3,044,535
  Profit sharing contribution (Note 6)                   250,785           193,000
  Rent expense, net                                      249,573           109,752
  Travel and entertainment                               166,307           137,561
  Payroll taxes                                          131,322            76,024
  Depreciation                                           120,665            77,000
  Professional fees                                      118,265            94,228
  Employee benefits                                       87,307            65,849
  Provision for uncollectible accounts                    45,312             -
  Supplies and copying                                    39,347            38,639
  Telephone                                               37,114            35,046
  Insurance                                               24,837            18,974
  Professional development                                23,339            42,176
  Automobile expense                                      17,608            10,248
  Repairs and maintenance                                 17,479            11,232
  Office supplies and expense                             15,472            10,207
  Contributions                                           14,200            10,400
  Delivery and storage expense                            11,386            10,375
  Other taxes                                              5,036             9,802
  Other operating expenses                                12,076            18,033
                                                     -----------       -----------

                                                       5,668,902         4,013,081
                                                     -----------       -----------

Income from operations                                 1,067,752         1,685,546
                                                     -----------       -----------

Other income (loss):
  Equity in earnings of partnership investments          274,435           856,129
  Interest income                                         63,571            49,567
  Loss on disposal of property and equipment              (9,701)          (13,684)
                                                     -----------       -----------

                                                         328,305           892,012

Income before provision for state income taxes         1,396,057         2,577,558
Provision for state income taxes                          78,000            77,500
                                                     -----------       -----------

Net income                                             1,318,057         2,500,058

Retained earnings at beginning of period               2,701,090         1,357,032
Dividends paid                                        (2,089,199)       (1,228,391)
                                                     -----------       -----------

Retained earnings at end of period                   $ 1,929,948       $ 2,628,699
                                                     ===========       ===========

                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                            STATEMENTS OF CASH FLOWS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996

                                                               1997              1996
                                                               ----              ----
OPERATING ACTIVITIES
 Net income                                                $ 1,318,057       $ 2,500,058
 Adjustments to reconcile net income to net
  cash provided by operating activities:
    Undistributed earnings of partnership investments         (274,435)         (856,129)
    Depreciation                                               120,665            77,000
    Deferred compensation                                        9,116           145,000
    Loss on disposal of property and equipment                   9,701            13,684
    Provision for uncollectible accounts                        45,312

 (Increase) decrease in operating assets:
    Management fee receivable                                 (591,982)         (466,823)
    Prepaid expenses                                           (70,269)           (6,600)

 Increase (decrease) in operating liabilities:
    Accounts payable                                          (217,526)          203,564
    Accrued expenses                                         2,146,730         1,561,985
                                                           -----------       -----------

      Net cash provided by operating activities              2,495,369         3,171,739
                                                           -----------       -----------

INVESTING ACTIVITIES
 Proceeds from the sale of property and equipment                                    800
 Purchase of property and equipment                           (219,352)         (483,482)
 Distributed earnings of partnership investments             1,089,199         1,227,881
 Capital contribution for partnership investment               (20,000)
                                                           -----------       -----------

      Net cash provided by investing activities                849,847           745,199
                                                           -----------       -----------

FINANCING ACTIVITIES
 Dividends paid                                             (2,089,199)       (2,003,881)
 Proceeds from stock subscriptions receivable                  174,309            21,284
                                                           -----------       -----------

      Net cash used by financing activities                 (1,914,890)       (1,982,597)
                                                           -----------       -----------

Increase in cash and cash equivalents                        1,430,326         1,934,341

Cash and cash equivalents at beginning of period             1,063,249           723,457
                                                           -----------       -----------

Cash and cash equivalents at end of period                 $ 2,493,575       $ 2,657,798
                                                           ===========       ===========


Supplemental disclosure of cash flow information:
 Cash paid during the year for:
   State income taxes                                      $   141,501       $     9,802


                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996



NOTE 1 - BUSINESS ACTIVITIES AND ACCOUNTING POLICIES

     BUSINESS ACTIVITIES

     The Company was incorporated March 15, 1989 under the laws of the Commonwealth of Massachusetts to provide investment management advice.


     ACCOUNTING POLICIES

     The Company's policy is to prepare its financial statements on the basis of generally accepted accounting principles. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned and expenses and losses are recognized when incurred. Financial statements items are recorded at historical costs and often involve the utilization of estimates. Consequently, financial statement items do not necessarily represent current values.

     The significant accounting policies utilized by the Company are described below:


     USE OF ESTIMATES

     The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.


     CASH AND CASH EQUIVALENTS

     The Company has established a policy of defining cash equivalents as all highly liquid investments with a maturity of three months or less when purchased.


     CONCENTRATION OF CREDIT RISK

     Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash, cash equivalents and accounts receivable. Cash and cash equivalents include cash on deposit in checking, savings and money market accounts. These cash and cash equivalents are maintained with high credit quality financial institutions.

     PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost and depreciation is provided using the straight-line method and accelerated methods. Expenditures for repairs and maintenance are charged to operations as incurred. Renewals and betterments which extend the lives of the assets are capitalized. The cost of property retired or sold, together with the related accumulated depreciation, is removed from the appropriate accounts and any resulting gain or loss is included in operations.

     INVESTMENT IN PARTNERSHIPS

     The investments are accounted for under the equity method of accounting. Accordingly, the Company recognizes its proportionate share of the income or loss from its partnership investments in the current period and records the income or loss as an increase or decrease in its investment.

     MANAGEMENT FEES EARNED

        The Company records asset management fees, which are based upon a percentage of the assets under management, in the period services are rendered.

     INCOME TAXES

     The Company has elected to be taxed as an S Corporation. For Federal income tax purposes, the undistributed taxable income of the Company at the end of its taxable year is included in the income of the Company's stockholders in proportion to their stock ownership.

     Massachusetts recognizes S Corporation status which allows the undistributed taxable income of the Company to be included in the income of the stockholders, but imposes an additional income tax on corporations with gross receipts over six million, at a rate of 3%.


NOTE 2 - PROPERTY AND EQUIPMENT

     The cost of property and equipment and the estimated useful lives used for computing depreciation at September 30, 1997 and 1996 are:

                                      ESTIMATED
                                     USEFUL LIFE          1997           1996
                                     -----------          ----           ----

          Office equipment             5-7 years        $ 74,471       $ 68,310
          Furniture and fixtures         7 years         459,494        284,688
          Leasehold improvements         5 years         112,886        109,409
          Computer equipment           3-5 years         156,105        141,177
                                                        --------       --------

                                                        $802,956       $603,584
                                                        ========       ========

NOTE 3 - RELATED PARTY TRANSACTIONS

     The Company is a general and limited partner and the Company's chief executive officer and spouse are limited partners in the Westfield Performance Fund Limited Partnership. As general partner, the Company receives a quarterly maintenance fee at rate of .25% of the net asset value of the Partnership which amounted to $250,858 and $290,127 as of September 30, 1997 and 1996, respectively.

     The Company is also entitled to an allocation of net income at the end of each performance period (generally a calendar year) equal to 15% of the excess over the performance base (defined as net income less any performance loss carryforward). This allocation, if any, becomes vested as a partnership interest at year end. The net allocation amounted to $54,657 and $815,408 for the nine months ended September 30, 1997 and 1996, respectively.

     In 1996, the Company agreed to invest $87,000 for a general partnership position in the Westfield Technology Fund Limited Partnership. As general partner, the Company receives a quarterly maintenance fee at a rate of .25% of the net asset value of the partnership which amounted to $62,423 and $18,272 as of September 30, 1997 and 1996, respectively. The general partner is also entitled to share in 20% of the partnership's realized and unrealized profits at the end of each performance period (defined as "profit share" less any losses carried over from a previous performance period). The general partner shall also share 1% in all profits and losses of the partnership after the maintenance fee and the "profit share".


NOTE 4 - DEFERRED COMPENSATION

     The Company has a deferred compensation agreement with the chief executive officer that provides for continued payments over a ten year period commencing with his retirement, disability or death. The payments are determined by formula and subject to escalation clauses.

     The estimated present value of the obligation is $1,475,526 at September 30, 1997 and has been charged to operations ratably over his employment term. The 1997 charge amounted to $9,116.

     Effective October, 1997 the deferred compensation agreement has been terminated.


NOTE 5 - COMMITMENTS

     The Company leases its office facilities under an operating lease which expires August 2001 and is renewable for an additional five years. Minimum lease payments under the noncancellable term are as follows:

          1997                       $365,070
          1998                        365,070
          1999                        365,070
          2000                        365,070
          2001                        243,380

     Rent expense amounted to $274,592 for the nine months ended September 30, 1997.

     The Company also subleases approximately 13% of the office space to a tenant under a noncancellable lease which expires August 2001. The minimum future rental revenues are as follows:

           1997                      $47,250
           1998                       47,250
           1999                       47,250
           2000                       47,250
           2001                       31,500

     Rental income amounted to $35,438 for the nine months ended September 30, 1997.


NOTE 6 - PROFIT-SHARING PLAN

     The Company has a defined contribution employee profit-sharing plan which covers all of its eligible employees. The annual contribution to the plan is determined by the Board of Directors of the Company. The Company has accrued $250,785 and $193,000 for the nine months ended September 30, 1997 and 1996, respectively.


NOTE 7 - STOCKHOLDER'S EQUITY

     The Company has issued 185 shares of Class B common stock in 1995 and 1996 under subscription agreements for a total consideration of $872,000. Payment is over a five year period with interest at the prevailing treasury rates at the time of issuance.

     Under a stock transfer agreement, the Company and its stockholders have the right of first refusal before the purchase of an and all shares by an outside party from a selling shareholder. The agreement also provides for the purchase of shares by the Company in the case of death, incapacitation or termination of employment. The agreement provides a formula for determining the value of the shares to be purchased based on specific circumstances.


NOTE 8 - BUSINESS COMBINATION

     On August 13, 1997, an Agreement and Plan of Merger was entered into between the Company, its' shareholders, Boston Private Bancorp, Inc. and Boston Private Investment Management, Inc. Under the agreement the shareholders of Westfield Capital Management Company, Inc. will receive 3,918,700 common shares of Boston Private Bancorp, Inc. in exchange for 100% of the Company's outstanding common stock. The merger was completed October 31, 1997 and will be accounted for as a pooling of interests.

                          WESTFIELD CAPITAL MANAGEMENT

                                  COMPANY, INC.

                              FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED

                           DECEMBER 31, 1996 AND 1995

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995



                                TABLE OF CONTENTS



                                                                  PAGE
                                                                  ----

Independent Auditor's Report                                       1

Balance Sheets                                                     2

Statements of Income and Retained Earnings                         3

Statements of Cash Flows                                           4

Notes to Financial Statements                                    5-8

[BARIL & SMITH LETTERHEAD]
================================================================================
CERTIFIED PUBLIC ACCOUNTANTS

                                                         March 11, 1997



To the Board of Directors and Stockholders of

     Westfield Capital Management Company, Inc.


                          INDEPENDENT AUDITOR'S REPORT


     We have audited the accompanying balance sheets of Westfield Capital Management Company, Inc. as of December 31, 1996 and 1995 and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Westfield Capital Management Company, Inc. as of December 31, 1996 and 1995 and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.




                                             /s/ Baril & Smith

--------------------------------------------------------------------------------

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                                 BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995


                                     ASSETS

                                                                    1996            1995
                                                                    ----            ----
Current assets:
  Cash and cash equivalents                                     $1,063,249      $  723,457
  Management fees receivable                                     2,060,308       1,642,260
  Prepaid expenses                                                  71,211          29,795
                                                                ----------      ----------

      Total current assets                                       3,194,768       2,395,512
                                                                ----------      ----------

Property and equipment, (Note 2)                                   641,387         236,375
  Less - Accumulated depreciation                                  150,987         140,416
                                                                ----------      ----------

                                                                   490,400          95,959
                                                                ----------      ----------

Investment in partnerships (Note 4)                              1,287,594       1,376,834
                                                                ----------      ----------

                                                                $4,972,762      $3,868,305
                                                                ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                              $  258,558      $   62,804
  Accrued expenses                                                 383,163         260,967
  Dividends payable                                                                775,490
                                                                ----------      ----------

      Total current liabilities                                    641,721       1,099,261
                                                                ----------      ----------

Deferred compensation (Note 3)                                   1,466,410       1,273,194
                                                                ----------      ----------

Commitments (Note 5)

Stockholders' equity (Note 7):
  Common stock:
   Class A; par value $.01 per share                                     8               8
    100,000 shares Authorized
    750 shares Issued and outstanding
   Class B; par value $.01 per share                                     9               7
    100,000 shares Authorized
    905 shares Issued and outstanding
  Additional paid-in capital                                     1,010,786         223,853
  Retained earnings                                              2,701,090       1,357,032
                                                                ----------      ----------

                                                                 3,711,893       1,580,900
  Less - stock subscriptions receivable                            847,262          85,050
                                                                ----------      ----------

                                                                 2,864,631       1,495,850
                                                                ----------      ----------

                                                                $4,972,762      $3,868,305
                                                                ==========      ==========

                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                              1996              1995
                                                              ----              ----

Management fee revenue                                    $ 7,770,047       $ 5,471,627
                                                          -----------       -----------
Operating expenses:
  Salaries                                                  4,148,283         3,143,983
  Profit sharing contribution (Note 6)                        257,512           234,644
  Professional fees                                           225,265           152,899
  Rent expense, net                                           203,388           120,508
  Travel and entertainment                                    191,003           160,743
  Payroll taxes                                               130,667           101,896
  Depreciation                                                103,086            37,288
  Employee benefits                                            87,767            94,060
  Supplies and copying                                         52,502            53,911
  Telephone                                                    52,072            27,381
  Professional development                                     51,086            27,197
  Insurance                                                    26,599             8,670
  Office supplies and expense                                  26,221            19,938
  Delivery and storage expense                                 17,106             9,035
  Repairs and maintenance                                      16,529             7,101
  Automobile expense                                           15,861            11,615
  Contributions                                                13,095             9,275
  Other taxes                                                   5,933             -
  Other operating expenses                                     21,945            19,317
                                                          -----------       -----------

                                                            5,645,920         4,239,461
                                                          -----------       -----------

Income from operations                                      2,124,127         1,232,166
                                                          -----------       -----------

Other income (loss):
  Equity in earnings of partnership investments             1,138,641         1,321,858
  Interest income, net                                         89,645            43,271
  Loss on disposal of property and equipment                  (13,684)
                                                          -----------       -----------

                                                            1,214,602         1,365,129
                                                          -----------       -----------

Income before provision for state income taxes
  and extraordinary item                                    3,338,729         2,597,295
Provision for state income taxes                              100,500
                                                          -----------       -----------

Income before extraordinary item                            3,238,229         2,597,295
Extraordinary item - gain on early extinguishment of
  indebtness (Note 8)                                           -                64,831
                                                          -----------       -----------

Net income                                                  3,238,229         2,662,126

Retained earnings at beginning of year                      1,357,032           (72,104)
Dividends paid                                             (1,894,171)       (1,232,990)
                                                          -----------       -----------

Retained earnings at end of year                          $ 2,701,090       $ 1,357,032
                                                          ===========       ===========

                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                                 1996             1995
                                                                 ----             ----
OPERATING ACTIVITIES
 Net income                                                 $ 3,238,229       $ 2,662,126
 Adjustments to reconcile net income to net
  cash provided by operating activities:
    Undistributed earnings of partnership investments        (1,138,641)       (1,321,858)
    Depreciation                                                103,086            37,288
    Deferred compensation                                       193,216           350,867
    Loss on disposal of property and equipment                   13,684
    Early extinguishment of indebtedness                          -               (64,831)
    Original issue discount interest expense                      -                 8,293

 (Increase) decrease in operating assets:
    Management fee receivable                                  (418,048)         (567,172)
    Prepaid expenses                                            (41,416)          (16,556)

 Increase (decrease) in operating liabilities:
    Accounts payable                                            195,754            17,653
    Accrued expenses                                            122,196           102,437
                                                            -----------       -----------

      Net cash provided by operating activities               2,268,060         1,208,247
                                                            -----------       -----------

INVESTING ACTIVITIES
 Proceeds from the sale of property and equipment                10,075
 Purchase of property and equipment                            (521,284)          (50,990)
 Distributed earnings of partnership investments              1,227,881
                                                            -----------       -----------

      Net cash provided (used) by investing activities          716,672           (50,990)
                                                            -----------       -----------

FINANCING ACTIVITIES
 Dividends paid                                              (2,669,661)         (457,500)
 Proceeds from stock subscriptions receivable                    24,721
 Payment of long-term debt                                        -              (600,000)
 Proceeds from purchase of treasury stock                         -               623,700
                                                            -----------       -----------

      Net cash used by financing activities                  (2,644,940)         (433,800)
                                                            -----------       -----------

Increase in cash and cash equivalents                           339,792           723,457

Cash and cash equivalents at beginning of year                  723,457                 0
                                                            -----------       -----------

Cash and cash equivalents at end of year                    $ 1,063,249       $   723,457
                                                            ===========       ===========

Supplemental disclosure of cash flow information:
 Cash paid during year for:
  State income taxes                                        $    60,342                --

                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995



NOTE 1 - BUSINESS ACTIVITIES AND ACCOUNTING POLICIES


     BUSINESS ACTIVITIES

     The Company was incorporated March 15, 1989 under the laws of the Commonwealth of Massachusetts to provide investment management advice.

     ACCOUNTING POLICIES

     The Company's policy is to prepare its financial statements on the basis of generally accepted accounting principles. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned and expenses and losses are recognized when incurred. Financial statements items are recorded at historical costs and often involve the utilization of estimates. Consequently, financial statement items do not necessarily represent current values.

     The significant accounting policies utilized by the Company are described below:


     USE OF ESTIMATES

     The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

     CASH AND CASH EQUIVALENTS

     The Company has established a policy of defining cash equivalents as all highly liquid investments with a maturity of three months or less when purchased.

     CONCENTRATION OF CREDIT RISK

     Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash, cash equivalents and accounts receivable. Cash and cash equivalents include cash on deposit in checking, savings and money market accounts. These cash and cash equivalents are maintained with high credit quality financial institutions.

     MANAGEMENT FEES EARNED

     The Company records asset management fees, which are based upon a percentage of the assets under management, in the period services are rendered.

     PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost and depreciation is provided using the straight-line method and accelerated methods. Expenditures for repairs and maintenance are charged to operations as incurred. Renewals and betterments which extend the lives of the assets are capitalized. The cost of property retired or sold, together with the related accumulated depreciation, is removed from the appropriate accounts and any resulting gain or loss is included in operations.

     INVESTMENT IN PARTNERSHIPS

     The investments are accounted for under the equity method of accounting. Accordingly, the Company recognizes its proportionate share of the income or loss from its partnership investments in the current period and records the income or loss as an increase or decrease in its investment.

     INCOME TAXES

     The Company has elected to be taxed as an S Corporation. For Federal income tax purposes, the undistributed taxable income of the Company at the end of its taxable year is included in the income of the Company's stockholders in proportion to their stock ownership.

     Massachusetts recognizes S Corporation status which allows the undistributed taxable income of the Company to be included in the income of the stockholders, but imposes an additional income tax on corporations with gross receipts over six million, at a rate of 3%.

NOTE 2 - PROPERTY AND EQUIPMENT

     The cost of property and equipment and the estimated useful lives used for computing depreciation at December 31, 1996 and 1995 are:

                                        ESTIMATED
                                       USEFUL LIFE          1996         1995
                                       -----------          ----         ----

          Office equipment              5-7 years         $228,114     $131,971
          Furniture and fixtures          7 years          300,389       95,725
          Leasehold improvements         39 years          112,884        8,679
                                                          --------     --------

                                                          $641,387     $236,375
                                                          ========     ========

NOTE 3 - DEFERRED COMPENSATION

     The Company has a deferred compensation agreement with the chief executive officer that provides for continued payments over a ten year period commencing with his retirement, disability or death. The payments are determined by formula and subject to escalation clauses.

     The estimated present value of the obligation is $1,466,410 at December 31, 1996 and has been charged to operations ratably over his employment term. The 1996 charge amounted to $193,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The Company is a general and limited partner and the Company's chief executive officer and spouse are limited partners in the Westfield Performance Fund Limited Partnership. As general partner, the Company receives a quarterly maintenance fee at rate of .25% of the net asset value of the Partnership which amounted to $390,854 and $261,225 in 1996 and 1995, respectively.

     The Company is also entitled to an allocation of net income at the end of each performance period (generally a calendar year) equal to 15% of the excess over the performance base (defined as net income less any performance loss carryforward). This allocation, if any, becomes vested as a partnership interest at year end. The net allocation amounted to $1,087,211 and $1,226,280 for the years ended December 31, 1996 and 1995, respectively.

     In 1996, the Company agreed to invest $87,000 for a general partnership position in the Westfield Technology Fund Limited Partnership. As general partner, the Company receives a quarterly maintenance fee at a rate of .25% of the net asset value of the partnership which amounted to $37,661 in 1996. The general partner is also entitled to share in 20% of the partnership's realized and unrealized profits at the end of each performance period (defined as "profit share" less any losses carried over from a previous performance period). The general partner shall also share 1% in all profits and losses of the partnership after the maintenance fee and the "profit share".


NOTE 5 - COMMITMENTS

     The Company leases its office facilities under an operating lease which expires August 2001 and is renewable for an additional five years. Minimum lease payments under the noncancellable term are as follows:


          1997                            $365,070
          1998                             365,070
          1999                             365,070
          2000                             365,070
          2001                             243,380

       Rent expense amounted to $230,550 for the year ended December 31, 1996.

       The Company also subleases approximately 13% of the office space to a tenant under a noncancellable lease which expires August 2001. The minimum future rental revenues are as follows:

          1997                            $47,250
          1998                             47,250
          1999                             47,250
          2000                             47,250
          2001                             31,500

     Rental income amounted to $38,669 for the year ended December 31, 1996.

NOTE 6 - PROFIT-SHARING PLAN

     The Company has a defined contribution employee profit-sharing plan which covers all of its eligible employees. The annual contribution to the plan is determined by the Board of Directors of the Company. The Company has contributed $257,512 and $234,644 for the years ended December 31, 1996 and 1995, respectively.


NOTE 7 - STOCKHOLDER'S EQUITY

     The Company has issued 185 shares of Class B common stock in 1995 and 1996 under subscription agreements for a total consideration of $872,000. Payment is over a five year period with interest at the prevailing treasury rates at the time of issuance.

     Under a stock transfer agreement, the Company and its stockholders have the right of first refusal before the purchase of any and all shares by an outside party from a selling shareholder. The agreement also provides for the purchase of shares by the Company in the case of death, incapacitation or termination of employment. The agreement provides a formula for determining the value of the shares to be purchased based on specific circumstances.


NOTE 8 - EARLY EXTINGUISHMENT OF DEBT

     On March 15, 1995, the Company entered into an agreement with a former shareholder to retire debt related to a 1994 stock redemption for a lump sum payment of $600,000. A gain of $64,831 resulted from this transaction.

     (C)  Exhibits


          2.1 Agreement and Plan of Merger by and among Boston Private Bancorp, Inc., Boston Private Investment Management, Inc., Westfield Capital Management Company, Inc. and the individual stockholders of Westfield Capital Management Company, Inc. dated as of August 13, 1997 contained in the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 21, 1997.

          2.2 Registration Rights Agreement by and among the Company and the individual stockholders of Westfield Management, Inc. dated as of August 13, 1997 contained in the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 21, 1997.

          23.1    Consent of Baril & Smith.

          99.1    Press release.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             BOSTON PRIVATE BANCORP, INC.


 Date: November 14, 1997                     By: /s/Walter M. Pressey
                                                 -------------------------------
                                                 Walter M. Pressey,
                                                    Senior Vice President
                                                    and Chief Financial Officer

                                EXHIBIT INDEX

Exhibit No.     Description                                             Page No.
-----------     -----------                                             --------

2.1 Agreement and Plan of Merger by and among Boston Private Bancorp, Inc., Boston Private Investment Management, Inc., Westfield Capital Management Company, Inc. and the individual stockholders of Westfield Capital Management Company, Inc. dated as of August 13, 1997 contained in the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 21, 1997.

2.2 Registration Rights Agreement by and among the Company and the individual stockholders of Westfield Management, Inc. dated as of August 13, 1997 contained in the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 21, 1997.

23.1            Consent of Baril & Smith.

99.1            Press release.